UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                   ----------

       Date of Report (Date of earliest event reported): February 4, 2009


                         COMMUNITY FIRST BANCORPORATION


Incorporated under the     Commission File No. 000-29640         I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  58-2322486

                             449 Highway 123 Bypass
                          Seneca, South Carolina 29678

                            Telephone: (864) 886-0206

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On February 4, 2009, the Registrant filed with the South Carolina Secretary of State Articles of Amendment (the "Articles of Amendment") amending its Articles of Incorporation to authorize the issuance of 10,000,000 shares of preferred stock with such preferences, limitations and relative rights, within legal limits, of the class, or one or more series within the class, as are set by the Board of Directors. The amendment was effective upon filing.

         The Articles of Amendment are attached hereto as Exhibit 3.1 and incorporated by reference herein.



Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

     3.1            Articles  of  Amendment  Authorizing  10,000,000  Shares  of
                    Preferred Stock





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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            COMMUNITY FIRST BANCORPORATION

                                            (Registrant)

Date: February 5, 2009              By: /s/ Frederick D. Shepherd, Jr.

                                            ------------------------------------
                                            Frederick D. Shepherd, Jr.
                                            President

                                                        EXHIBIT INDEX

Exhibit No.                     Description of Exhibit
-----------                     ----------------------

     3.1            Articles  of  Amendment  Authorizing  10,000,000  Shares  of
                    Preferred Stock